Exhibit 10.6
                                 PROMISSORY NOTE


$196,366                                                          AUGUST 1, 2000
--------                                                          MIAMI, FLORIDA


For value received, Nexland, L.P., a Florida limited partnership (the "Maker") promises to pay upon demand to the order of ISRAEL D. SULTAN (the "Holder") the principal sum of $196,366 Dollars (such amount amendable from time to time as provided for in SCHEDULE A which is attached hereto and made a part hereof, any such amendment to be signed and acknowledged by both Maker and Holder), together with Internet (defined below), from the date of each advance indicated on SCHEDULE A until paid according to the terms of this Note.

If the monies represented by this instrument are not paid on demand by Holder as provided for herein, all principal and interest, at the option of the Holder, or his assigns, shall become immediately due and payable.

"Interest" shall mean the "Applicable Federal Rate" or "AFR" promulgated and published by the Internal Revenue Service of the United States as of the date of this Note. The Interest shall be subject to adjustment on the third anniversary of this Note (August 1, 2000), and every three years thereafter, to reflect the then-Applicable Federal Rate on such date.

The Interest shall be computed on the basis of a 365-day year or 366-day year as applicable, and actual days lapsed. The Maker shall have the option of prepaying the principal under this Note in whole or in part, without penalty or premium at any time. All payments hereunder shall be applied first to interest, then to principal, then to late charges.

The Maker hereby:

         (a) waives presentment for payment, demand, notice of demand, notice nonpayment, or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

         (b) waives all applicable exemption rights, whether under the State Constitution, Homestead Laws or otherwise, and also waives valuation and appraisement.

         (c) consents to all extensions of time, renewals, postponements of time of payment of this Note or other modifications hereof, from time to time, without notice, consent or consideration of any of the foregoing.

         (d) agrees to any substitution, exchange, addition or release of any of the indebtedness evidenced by this Note, or the addition or release of any party or person liable hereon.

         (e) agrees that the Holder shall not be required first to institute any suit, or to exhaust its remedies against the Maker in order to enforce the payment of this Notice.

                                                                   INITIAL ____
         (f) agrees that notwithstanding the occurrences of any of the foregoing (except by the express written release by the Holder), the Maker shall be and remain directly and primarily liable for all sums due under this Note.


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The Maker  shall pay upon  demand  any and all  expenses,  including  reasonable attorney fees, incurred or paid by Holder without suit or action in attempting to collect funds due under this Note. In the event an action is instituted to enforce or interpret any of the terms of this Note INCLUDING BUT NOT LIMITED to any action or participation by the Maker in, or in connection with, a case or proceeding under the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial, on appeal, and on review whether or not taxable as costs, including, without limitation, attorney's fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. FURTHER, MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF HOLDER, NOR THE HOLDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT HOLDER WOULD NOT, IN THE EVEN OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                             "MAKER"
                               Nexland, L.P., a Florida limited partnership
                                 By: Nexland, Inc., a Florida corporation,
                                     as General Partner


                                            By:/s/ Greg Levine
                                               ---------------------------
                                                   Greg Levine, President